CENTRAL SECURITIES CORPORATION
STATEMENT OF INVESTMENTS
September 30, 2021
(unaudited)

Shares		Value
	COMMON STOCKS 94.7%
	Banks 2.9%
230,000	JPMorgan Chase & Co.	$37,648,700

	Communications Services 9.4%
25,000	Alphabet Inc. Class A (a)	66,838,000
325,000	Cogent Communications Holdings, Inc.	23,023,000
100,000	Facebook, Inc. Class A (a)	33,939,000
		123,800,000

	Diversified Financial 11.7%
270,000	American Express Company	45,233,100
320,000	The Bank of New York Mellon Corporation	16,588,800
300,000	Capital One Financial Corporation	48,591,000
600,000	The Charles Schwab Corporation	43,704,000
		154,116,900

	Diversified Industrial 4.1%
240,000	Brady Corporation Class A	12,168,000
600,000	Heritage-Crystal Clean, Inc. (a)	17,388,000
54,000	Roper Technologies, Inc.	24,091,020
		53,647,020

	Energy 3.2%
545,000	Hess Corporation	42,569,950

	Health Care 5.0%
90,000	Johnson & Johnson	14,535,000
185,000	Medtronic plc	23,189,750
200,000	Merck & Co., Inc.	15,022,000
300,000	Roche Holding AG ADR	13,641,000
		66,387,750

	Insurance Brokers 3.2%
150,000	Aon plc Class A	42,865,500

	Insurance Underwriters 25.2%
28,424	The Plymouth Rock Company Class A (b)(c)	292,767,200
435,000	Progressive Corporation	39,319,650
		332,086,850

Shares		Value
	Real Estate 3.7%
1,000,000	Kennedy-Wilson Holdings Inc.	$20,920,000
800,000	Rayonier Inc.	28,544,000
		49,464,000

	Retailing 3.2%
11,000	Amazon.com, Inc. (a)	36,135,440
4,000	Mercadolibre, Inc. (a)	6,717,600
		42,853,040

	Semiconductor 8.4%
445,000	Analog Devices, Inc.	74,528,600
170,000	Cree, Inc. (a)	13,724,100
420,000	Intel Corporation	22,377,600
		110,630,300

	Software and Services 1.9%
90,000	Microsoft Corporation	25,372,800

	Technology Hardware and Equipment 12.3%
160,000	Coherent, Inc. (a)	40,014,400
320,000	II-VI Inc. (a)	18,995,200
200,000	Keysight Technologies, Inc. (a)	32,858,000
80,000	MKS Instruments, Inc.	12,072,800
250,000	Motorola Solutions, Inc.	58,080,000
		162,020,400

	Utilities 0.5%
660,000	Star Group, L.P.	6,725,400

	Total Common Stocks (cost $401,434,022)	1,250,188,610

	SHORT-TERM INVESTMENTS 5.3%

	Money Market Fund 3.0%
40,320,498	Fidelity Investments Money Market Fund
	Treasury Only Portfolio - Class I	40,320,498

Principal	U.S. Treasury Bills 2.3%
$29,998,900	US Treasury Bill, 0.054% due 10/26/2021 (d)	29,998,900
	Total Short-term Investments (cost $70,319,398)	70,319,398

	Total Investments (cost $471,753,420) (100.0%)	1,320,508,008

	Cash, receivables and other assets less liabilities (0.0%)	(82,676)

	Net Assets (100%)	$1,320,425,332

(a) Non-dividend paying.
(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c) Valued based on Level 3 inputs. See Note 2.
(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2021, the tax cost of investments was $471,753,420. Net unrealized appreciation was $848,754,588 consisting of gross unrealized appreciation and gross unrealized depreciation of $852,467,585 and $3,712,997, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2021 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$957,421,410	—	$292,767,200	$1,250,188,610
Short-term investments	40,320,498	$29,998,900	—	70,319,398
Total investments	$997,741,908	$29,998,900	$292,767,200	$1,320,508,008

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2020	$221,707,200
Change in net unrealized appreciation
of investments in affiliated companies
included in net increase in net assets
resulting from operations	71,060,000
Balance at September 30, 2021	$292,767,200

Unrealized appreciation of Level 3 investments held as of September 30, 2021 increased by $71,060,000 during the nine months ended September 30, 2021, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of September 30, 2021, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7–1.5; average: 1.2); price-to-historical earnings (range: 15.5–38.4; average: 24.3); and price-to-forward earnings estimates (range: 8.4–32.0; average: 19.0). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 10%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management used a discount range of 30% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2021, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $292,767,200 at September 30, 2021, which was equal to 22.2% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2021, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $71,060,000 and the Corporation received dividends of $16,800,858 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.